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                                                                    EXHIBIT 23.2

                    CONSENT OF GROSS, COLLINS + CRESS, P.C.,
                              INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 29, 1996, in the Registration Statement on Form S-4 and related Proxy Statement/Prospectus of JMC Group, Inc.

GROSS, COLLINS + CRESS, P.C.

June 4, 1996
Atlanta, Georgia